EXHIBIT 99.1

ASP Isotopes Implements Engineering Enhancements to Silicon-28 Enrichment Facility; Successfully Restarts First 18 Stages of Silicon-28 Enrichment Facility; Commercial Shipments of Enriched Silicon-28 Expected to Commence in Q3 2026

ASP Isotopes has previously announced that it has signed three commercial contracts for the supply of enriched Silicon-28 to U.S.-based customers, and expects to make initial commercial shipments of enriched Silicon-28 in Q3 2026.

The first 18 stages (comprising segments one and two) of the Silicon-28 enrichment facility have now successfully operated for over three weeks at target enrichment levels.

Engineering modifications made over the past nine months addressed non-core components, including valves and compressors; these same engineering enhancements are expected to be implemented to the remaining stages of the enrichment facility to enable commercial production of enriched Silicon-28.

DALLAS, May 26, 2026 (GLOBE NEWSWIRE) - ASP Isotopes Inc. (NASDAQ: ASPI) (“ASP Isotopes” or the “Company”), an advanced materials company focused on developing technologies and processes for the production of critical materials used in multiple industries, today announced that the Company has successfully restarted the first 18 stages (comprising segments one and two) of its Silicon-28 enrichment facility located in Pretoria, South Africa.

The Company shipped its first samples of enriched Silicon-28 to a U.S. customer in August 2025, and independent analysis confirmed that enrichment levels tracked in line with theoretical calculations. Following customer site visits in 2H 2025, the Company began implementation of numerous modifications to non-core elements of the Silicon-28 enrichment facility, such as valves, compressors, and piping. Having implemented these planned enhancements and operated the first 18 stages of the Silicon-28 enrichment facility for over three weeks, ASPI’s engineering team believes that they have found an optimized engineering solution. These same engineering enhancements are expected to be implemented to the remaining stages of the Silicon-28 enrichment facility to enable commercial production of enriched Silicon-28 safely and efficiently.

“While the core enrichment technology has been operating in line with our expectations, many of the non-core components did not operate in line with the specifications provided by the OEM suppliers.” said Heino Van-Wyk, Head of Engineering at ASP Isotopes. “The engineering team have worked tirelessly over the

EXHIBIT 99.1

last nine months to correct these peripheral issues to construct a plant that is designed to be safe and efficient.”

Enriched Silicon-28 is emerging as a critical material in two of the most consequential technology races.

•
In quantum computing, the purity of enriched Silicon-28 allows qubits - the fundamental building blocks of quantum computers - to hold their entangled state for significantly longer before collapsing, a persistent challenge that has historically stood between quantum computing and real-world commercial use. Providing our customers with access to enriched silane for this purpose may allow them to make meaningful strides in advancing the technology.

•
It has also been demonstrated that enriched Silicon-28 has a superior ability to conduct and dissipate heat. This property may allow it to meaningfully improve the performance and reliability of conventional semiconductors

“As we scale our production capabilities over the coming quarters, both of these applications will be central to our strategy.” said Stefano Marani, President of ASP Isotopes’ Electronics and Space division. “We have seen considerable interest in many isotopes to enable next-generation technologies.”

The Company has previously announced that it has signed three commercial contracts for enriched Silicon-28 with U.S.-based customers requiring it for quantum computing and next-generation semiconductors. The Company expects to make initial commercial shipments of enriched Silicon-28 in Q3 2026.

About ASP Isotopes Inc.

ASP Isotopes is developing a differentiated isotope enrichment platform to strengthen global supply chain access to critical materials used in nuclear medicine, next-generation semiconductors, and nuclear energy. The Company’s proprietary technologies, the Aerodynamic Separation Process (“ASP technology”) and Quantum Enrichment (“QE technology”), are designed to enable the production of isotopes for a range of industrial and advanced technology applications. ASP Isotopes operates isotope enrichment facilities in Pretoria, South Africa, focused on the enrichment of low atomic mass elements, or light isotopes. For more information, please visit www.aspisotopes.com.

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Forward-looking statements can be identified by words such as “believes,” “plans,”

EXHIBIT 99.1

“anticipates,” “expects,” “estimates,” “projects,” “will,” “may,” “might,” and words of a similar nature. Examples of forward-looking statements include, among others but are not limited to, statements we make regarding the expected benefits and completion of the engineering enhancements to the Silicon-28 enrichment facility and the expected timing for the commencement of commercial supply of enriched Silicon-28 to customers, and statements we make regarding expected operating results, such as future revenues and prospects from the potential commercialization of enriched Silicon-28, and future performance under supply contracts for enriched Silicon-28. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict, many of which are outside our control. Our actual results, financial condition, and events may differ materially from those indicated in the forward-looking statements based upon a number of factors. Forward-looking statements are not a guarantee of future performance or developments. You are strongly cautioned that reliance on any forward-looking statements involves known and unknown risks and uncertainties. Therefore, you should not rely on any of these forward-looking statements. There are many important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements, including, but not limited to: the outcomes of various strategies and projects undertaken by the Company; the potential impact of laws or government regulations or policies in South Africa, the United Kingdom or elsewhere; our future capital requirements and sources and uses of cash; our ability to obtain funding for our operations and future growth; our reliance on the efforts of third parties; our ability to complete the construction and commissioning of our enrichment plants or to commercialize isotopes using the ASP technology or the Quantum Enrichment Process; our ability to obtain regulatory approvals for the production and distribution of isotopes; the financial terms of any current and future commercial arrangements; our ability to complete certain transactions and realize anticipated benefits from acquisitions and contracts; dependence on our Intellectual Property (IP) rights, certain IP rights of third parties; the competitive nature of our industry; and the factors disclosed in Part I, Item 1A. “Risk Factors” of the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (as amended) and in the company’s subsequent reports and filings with the U.S. Securities and Exchange Commission. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise. No information in this press release should be interpreted as an indication of future success, revenues, results of operation, or stock price. All forward-looking statements herein are qualified by reference to the cautionary statements set forth herein and should not be relied upon.

Contact
IR@ASPIsotopes.com